Exhibit 99.1

MEDIA CONTACT:	INVESTOR CONTACT:
Chris McKie	Cynthia Hiponia
Gigamon	Investor Relations
1 (408) 831-4440	+1 (408) 831-4100
chris.mckie@gigamon.com	IR@gigamon.com

Gigamon Reports Second Quarter 2015 Financial Results
Record revenue delivers 48% year-over-year growth
Continued strong demand for GigaSMART advanced technology

Santa Clara, Calif., July 23, 2015 - Gigamon® Inc. (NYSE:GIMO), the leader in traffic visibility solutions with the innovative Unified Visibility Fabric™, today released financial results for the second quarter ended June 27, 2015.
Second Quarter 2015 Financial Highlights:

•	Revenue of $51.4 million, up 48% year-over-year.

•	GAAP gross margin was 78%, compared to 78% in the second quarter of fiscal 2014.

•	Non-GAAP gross margin was 79%, compared to 79% in the second quarter of fiscal 2014.

•	GAAP net income was $38,000, or $0.00 per basic and diluted share, compared to GAAP net loss of $32.5 million, or $1.01 per basic and diluted share, in the second quarter of fiscal 2014.

•	Non-GAAP net income was $5.9 million, or $0.16 per diluted share, compared to non-GAAP net loss of $1.1 million, or $0.04 per diluted share, in the second quarter of fiscal 2014.

•	Increased cash and investments to $179 million and generated $15 million in cash from operations.
“Our record performance in the quarter was driven by continued traction of our security and GigaSMART portfolios, and strong results in our Federal and Service Provider businesses in the quarter.” said Paul Hooper, chief executive officer of Gigamon. “Reflecting our continued focus and investment in the security market, earlier this week we announced our GigaSECURE Security Delivery Platform - an industry-first. Our new Platform establishes a powerful architecture to improve the efficiency and effectiveness of both defense and detection security systems and solutions connected to the Gigamon Visibility Fabric.”
Recent Business Highlights:

•	Unveiled GigaSECURE, a Security Delivery Platform providing pervasive visibility for Security professionals.

•	Extended the reach of the Visibility Fabric through the launch of new high-density network TAPs.

•	Announced the integration of Software Defined Visibility APIs with JDSU.

•	Recognized as the Datacenter ICT Networking ‘Product of the Year’ and received awards in the categories of ‘Network Traffic Monitoring & Management’ and ‘Network Testing & Measurement’.

•	Appointed Gary Newbold as Vice President, Sales for Asia-Pacific.
Conference Call Information:
Gigamon will host a conference call and live webcast for analysts and investors at 5:00 p.m. Eastern time on July 23, 2015. The news release with the financial results will be accessible from the company's website prior to the conference call. Parties in the United States and Canada can access the call by dialing +1 (888) 572-7025, using conference code 5327576. International parties can access the call by dialing +1 (719) 457-2085, using conference code 5327576.
The webcast will be accessible on Gigamon's investor relations website at http://investor.gigamon.com for a period of one year. A telephonic replay of the conference call will be available through Thursday, July 30, 2015. To access the replay, parties in the United States and Canada should call +1 (888) 203-1112 and enter conference code 5327576. International parties should call +1 (719) 457-0820 and enter conference code 5327576.
Non-GAAP Financial Measures
In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release and the accompanying tables contain certain non-GAAP financial measures that exclude stock-based compensation and related payroll taxes, income tax effect of stock-based compensation expense, and a valuation allowance against deferred tax assets. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies. Gigamon considers these non-GAAP financial measures to be important because they provide useful measures of the operating performance of the company, exclusive of unusual events or factors that do not directly affect what we consider to be our core operating performance, and are used by the company’s management for that purpose. In addition, investors often use similar measures to evaluate the operating performance of a company. Non-GAAP financial measures are presented for supplemental informational purposes only for understanding the company’s operating results. The non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from non-GAAP financial measures presented by other companies. Please see the reconciliation of non-GAAP financial measures to the most directly comparable GAAP measure attached to this release.
Legal Notice Regarding Forward Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as "may," "will," "should," "expects," "plans," "anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Forward-looking statements in this press release include, but are not limited to, our expectations regarding the evolution of our marketplace and goals for our Unified Visibility Fabric™ and our Security Delivery Platform. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include our ability to continue to deliver and improve our products and successfully develop new products; customer acceptance and purchase of our existing products and new products; our ability to retain existing customers and generate new customers; the market for network traffic visibility solutions not continuing to develop; competition from other products and services; and general market, political, economic and business conditions. The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the period ended December 27, 2014 and our most recently available Quarterly Report on Form 10-Q. The forward-looking statements in this press release are based on information available to Gigamon as of the date hereof, and Gigamon disclaims any obligation to update any forward-looking statements, except as required by law.
About Gigamon
Gigamon provides an intelligent Visibility Fabric™ architecture for enterprises, data centers and service providers around the globe. Gigamon’s technology empowers infrastructure architects, managers and operators with pervasive and dynamic intelligent visibility of traffic across both physical and virtual environments without affecting the performance or stability of the production network. Through patented technologies and centralized management, the Gigamon GigaVUE portfolio of high availability and high-density products intelligently delivers the appropriate network traffic to management, analysis, compliance and security tools. Gigamon has been designing and building traffic visibility products since 2004 and its solutions are deployed globally across vertical markets including over half of the Fortune 100 and many government and federal agencies. Learn more at www.gigamon.com, the Gigamon Blog, or follow Gigamon on Twitter, LinkedIn or Facebook.

Gigamon Inc.
Consolidated Statements of Operations
(In thousands, except per share amounts)
(unaudited)

	Three Months Ended		Six Months Ended
	June 27, 2015	June 28, 2014	June 27, 2015	June 28, 2014
Revenue:
Product	$34,814	$22,544	$66,966	$42,624
Service	16,632	12,307	31,333	23,987
Total revenue	51,446	34,851	98,299	66,611
Cost of revenue:
Product	9,558	6,281	19,003	13,286
Service	1,763	1,544	3,540	3,124
Total cost of revenue	11,321	7,825	22,543	16,410
Gross profit	40,125	27,026	75,756	50,201
Operating expenses:
Research and development	12,227	10,860	23,723	21,798
Sales and marketing	21,171	19,558	40,003	37,728
General and administrative	6,702	4,446	12,721	10,451
Total operating expenses	40,100	34,864	76,447	69,977
Income (loss) from operations	25	(7,838)	(691)	(19,776)
Interest income	105	73	224	134
Other (expense) income, net	7	6	(3)	(35)
Income (loss) before income tax provision	137	(7,759)	(470)	(19,677)
Income tax provision	(99)	(24,727)	(187)	(21,027)
Net income (loss)	38	(32,486)	(657)	(40,704)
Net income (loss) per share:
Basic	$—	$(1.01)	$(0.02)	$(1.28)
Diluted	$—	$(1.01)	$(0.02)	$(1.28)
Weighted average shares used in computing net income (loss) per share:
Basic	33,429	32,116	33,203	31,895
Diluted	35,666	32,116	33,203	31,895

Gigamon Inc.
Consolidated Balance Sheets
(In thousands)
(unaudited)

	June 27, 2015	December 27, 2014
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$96,759	$38,941
Short-term investments	82,367	110,465
Accounts receivable, net	28,710	28,686
Inventories	4,859	6,551
Deferred tax assets	200	150
Prepaid expenses and other current assets	6,701	5,316
Total current assets	219,596	190,109
Property and equipment, net	7,015	7,387
Deferred tax assets, non-current	76	64
Other assets, non-current	843	426
TOTAL ASSETS	$227,530	$197,986
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$2,319	$2,391
Accrued liabilities	22,741	22,838
Deferred revenue	51,486	42,183
Total current liabilities	76,546	67,412
Deferred revenue, non-current	17,236	13,322
Deferred tax liability, non-current	200	150
Other liabilities, non-current	1,469	1,667
TOTAL LIABILITIES	95,451	82,551
STOCKHOLDERS’ EQUITY
Common stock	3	3
Treasury stock	(12,469)	(12,469)
Additional paid-in capital	194,911	177,714
Accumulated other comprehensive income (loss)	10	(94)
Accumulated deficit	(50,376)	(49,719)
TOTAL STOCKHOLDERS’ EQUITY	132,079	115,435
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$227,530	$197,986

Gigamon Inc.
Consolidated Statements of Cash Flows
(In thousands)
(unaudited)

	Three Months Ended		Six Months Ended
	June 27,	June 28,	June 27,	June 28,
	2015	2014	2015	2014
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$38	$(32,486)	$(657)	$(40,704)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	1,457	1,254	2,972	2,237
Stock-based compensation expense	8,568	6,039	15,911	13,897
Deferred income taxes	(13)	24,596	—	20,877
Inventory write-down	519	627	1,012	2,437
Changes in operating assets and liabilities:
Accounts receivable	(3,306)	(965)	(24)	7,241
Inventories	(845)	(7,689)	310	(7,936)
Prepaid expenses and other assets	(339)	(314)	(1,802)	(1,097)
Accounts payable	1,064	3,302	(83)	3,349
Accrued liabilities and other liabilities	5,238	1,562	(9)	(4,617)
Deferred revenue	2,694	(1,475)	13,217	567
Net cash provided by (used in) operating activities	15,075	(5,549)	30,847	(3,749)
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of short-term investments	(7,999)	(26,214)	(7,999)	(60,644)
Proceeds from sale of short-term investments	1,455	1,000	1,455	2,000
Proceeds from maturities of short-term investments	12,680	8,337	34,333	13,412
Purchase of property and equipment	(1,187)	(2,463)	(2,224)	(4,732)
Net cash provided by (used in) investing activities	4,949	(19,340)	25,565	(49,964)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from employee stock purchase plan	—	—	2,607	3,863
Proceeds from exercise of stock options	1,523	690	2,768	3,571
Costs paid for initial public offering, net	—	—	—	(8)
Shares repurchased for tax withholdings on vesting of restricted stock units	(2,707)	(590)	(3,969)	(2,222)
Distribution of income to Gigamon LLC members	—	—	—	(476)
Net cash (used in) provided by financing activities	(1,184)	100	1,406	4,728
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	18,840	(24,789)	57,818	(48,985)
CASH AND CASH EQUIVALENTS — Beginning of period	77,919	55,712	38,941	79,908
CASH AND CASH EQUIVALENTS — End of period	$96,759	$30,923	$96,759	$30,923

Gigamon Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands, except percentages)
(unaudited)

	Three Months Ended		Six Months Ended
	June 27,	June 28,	June 27,	June 28,
	2015	2014	2015	2014
Total Revenue	$51,446	$34,851	$98,299	$66,611
Reconciliation of GAAP Gross Profit and GAAP Gross Margin to Non-GAAP Gross Profit and Non-GAAP Gross Margin:
GAAP gross profit	40,125	27,026	75,756	50,201
Stock-based compensation expense	510	471	1,059	919
Stock-based compensation related payroll taxes	21	1	44	59
Non-GAAP gross profit	$40,656	$27,498	$76,859	$51,179
GAAP gross margin	78%	78%	77%	75%
Non-GAAP gross margin	79%	79%	78%	77%
Reconciliation of GAAP Operating Income (Loss) and GAAP Operating Margin to Non-GAAP Operating Income (loss) and Non-GAAP Operating Margin:
GAAP operating income (loss)	$25	$(7,838)	$(691)	$(19,776)
Stock-based compensation expense	8,586	6,039	15,929	13,897
Stock-based compensation related payroll taxes	317	(20)	629	757
Non-GAAP operating income (loss)	$8,928	$(1,819)	$15,867	$(5,122)
GAAP operating margin	—%	(22)%	(1)%	(30)%
Non-GAAP operating margin	17%	(5)%	16%	(8)%
Reconciliation of GAAP Net Income (Loss) Attributable to Common Stockholders to Non-GAAP Net Income (Loss):
GAAP net income (loss) attributable to common stock holders	$38	$(32,486)	$(657)	$(40,704)
Stock-based compensation expense	8,586	6,039	15,929	13,897
Stock-based compensation related payroll taxes	317	(20)	629	757
Income tax effect of Non-GAAP adjustments	(3,075)	25,333	(5,471)	22,684
Non-GAAP net income (loss)	$5,866	$(1,134)	$10,430	$(3,366)

Gigamon Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures (continued)
(In thousands, except per share amounts)
(unaudited)

	Three Months Ended		Six Months Ended
	June 27,	June 28,	June 27,	June 28,
	2015	2014	2015	2014
Reconciliation of GAAP Diluted Net Income (Loss) per Share to Non-GAAP Diluted Net Income (Loss) per Share:
GAAP diluted net income (loss) per share	$—	$(1.01)	$(0.02)	$(1.28)
Stock-based compensation expense	0.24	0.18	0.48	0.44
Stock-based compensation related payroll taxes	0.01	—	0.02	0.02
Income tax effect of non-GAAP adjustments	(0.09)	0.79	(0.16)	0.71
Impact of difference in number of GAAP and non-GAAP diluted shares	—	—	(0.03)	—
Non-GAAP diluted net income (loss) per share	$0.16	$(0.04)	$0.29	$(0.11)
Reconciliation of GAAP Diluted Weighted-Average Number of Shares to Non-GAAP Diluted Weighted-Average Number of Shares:
GAAP diluted weighted-average number of shares	35,666	32,116	33,203	31,895
Dilutive impact due to stock-based compensation	648	—	2,756	—
Non-GAAP diluted weighted-average number of shares	36,314	32,116	35,959	31,895

Reconciliation of GAAP to Non-GAAP Consolidated Statements of Operations
For the Three and Six Months Ended June 27, 2015 and June 28, 2014
(In thousands, except per share amounts and percentages)
(unaudited)

	Three Months Ended						Six Months Ended
	June 27, 2015			June 28, 2014			June 27, 2015			June 28, 2014
	As Reported	Adjustments	Non-GAAP	As Reported	Adjustments	Non-GAAP	As Reported	Adjustments	Non-GAAP	As Reported	Adjustments	Non-GAAP
Revenue:
Product	$34,814	$—	$34,814	$22,544	$—	$22,544	$66,966	$—	$66,966	$42,624	$—	$42,624
Service	16,632	—	$16,632	12,307	—	$12,307	31,333	—	$31,333	23,987	—	$23,987
Total revenue	51,446	—	51,446	34,851	—	34,851	98,299	—	98,299	66,611	—	66,611
Cost of revenue:
Product (1)	9,558	(332)	9,226	6,281	(287)	5,994	19,003	(712)	18,291	13,286	(542)	12,744
Service (1)	1,763	(199)	1,564	1,544	(185)	1,359	3,540	(391)	3,149	3,124	(436)	2,688
Total cost of revenue	11,321	(531)	10,790	7,825	(472)	7,353	22,543	(1,103)	21,440	16,410	(978)	15,432
Gross profit	40,125	531	40,656	27,026	472	27,498	75,756	1,103	76,859	50,201	978	51,179
Product Gross Margin	73%		73%	72%		73%	72%		73%	69%		70%
Service Gross Margin	89%		91%	87%		89%	89%		90%	87%		89%
Total Gross Margin	78%		79%	78%		79%	77%		78%	75%		77%
Operating expenses:
Research and development (1)	12,227	(2,740)	9,487	10,860	(2,050)	8,810	23,723	(4,987)	18,736	21,798	(5,048)	16,750
Sales and marketing (1)	21,171	(2,949)	18,222	19,558	(2,402)	17,156	40,003	(5,489)	34,514	37,728	(5,405)	32,323
General and administrative (1)	6,702	(2,683)	4,019	4,446	(1,095)	3,351	12,721	(4,979)	7,742	10,451	(3,223)	7,228
Total operating expenses	40,100	(8,372)	31,728	34,864	(5,547)	29,317	76,447	(15,455)	60,992	69,977	(13,676)	56,301
Income (loss) from operations	25	8,903	8,928	(7,838)	6,019	(1,819)	(691)	16,558	15,867	(19,776)	14,654	(5,122)
Other income (expense):
Interest income	105	—	105	73	—	73	224	—	224	134	—	134
Other (expense) income, net	7	—	7	6	—	6	(3)	—	(3)	(35)	—	(35)
Income (loss) before income taxes	137	8,903	9,040	(7,759)	6,019	(1,740)	(470)	16,558	16,088	(19,677)	14,654	(5,023)
Income tax (expense) benefit (2) (3)	(99)	(3,075)	(3,174)	(24,727)	25,333	606	(187)	(5,471)	(5,658)	(21,027)	22,684	1,657
Net income (loss)	$38	$5,828	$5,866	$(32,486)	$31,352	$(1,134)	$(657)	$11,087	$10,430	$(40,704)	$37,338	$(3,366)
Net income (loss) per share:
Basic	$—	$0.18	$0.18	$(1.01)	$0.97	$(0.04)	$(0.02)	$0.33	$0.31	$(1.28)	$1.17	$(0.11)
Diluted	$—	$0.16	$0.16	$(1.01)	$0.97	$(0.04)	$(0.02)	$0.31	$0.29	$(1.28)	$1.17	$(0.11)
Weighted-average number of shares used in per share amounts:
Basic	33,429	—	33,429	32,116	—	32,116	33,203	—	33,203	31,895	—	31,895
Diluted	35,666	648	36,314	32,116	—	32,116	33,203	2,756	35,959	31,895	—	31,895
Notes:

1.	Includes stock-based compensation expense and related payroll taxes in three and six months ended June 27, 2015 and June 28, 2014.

2.	Includes income tax effect of non-GAAP adjustments in the three months and six months ended June 27, 2015 and June 28, 2014.

3.	Includes income tax effect of a valuation allowance against deferred tax assets in the three and six months ended June 28, 2014.